Filed Pursuant to Rule 497(a)

File Number: 333-264909

Rule 482 ad

D/XYZ offers individuals the largest free fund share giveaway ever with #claimyourshare

Innovative exchange-listed fund will provide investors with unprecedented access to many of the world’s top global startups and IPO candidates

NEW YORK – March 13, 2024 - Destiny XYZ Inc. (“D/XYZ”), an investment firm focused on redefining the venture investment ecosystem, today announced the launch of its #claimyourshare giveaway, which will provide the public with hundreds of thousands of shares in the Destiny Tech100 fund (ticker “DXYZ” upon the fund’s listing on the New York Stock Exchange (“NYSE”)).

Through the #claimyourshare giveaway, D/XYZ will distribute to the public up to 700,000 shares of the Destiny Tech100 for free. #claimyourshare represents the largest free fund share giveaway ever conducted, providing a once-in-a-lifetime opportunity for individuals to become part of the growth story of some of the most influential companies of today’s generation.

“D/XYZ, through products like the Destiny Tech100, is on a mission to make investing in innovative private companies accessible to all,” said Sohail Prasad, Founder and Chief Executive Officer of D/XYZ. “The #claimyourshare initiative is more than a giveaway; it’s a statement that the future of investment is inclusive, and that everyone deserves a chance to own the future – now.”

Through the Tech100, investors will be able to gain exposure to many of the world’s most exciting private companies, including SpaceX, OpenAI, Superhuman, and Stripe — all of which are not yet listed on a public stock exchange.

D/XYZ was formed in 2020 by Mr. Prasad, who in 2014 launched Forge to create an accessible, liquid, and transparent private market. Forge now transacts billions of dollars in pre-IPO stock annually, and in 2022 became the first dedicated trading platform for private shares to become a public company in its $2 billion public debut. The Destiny Tech100 launch and the #claimyourshare initiative embody D/XYZ’s commitment to breaking down barriers to private-market investing, making it possible for anyone, regardless of their financial background, to own a piece of world-class private technology companies shaping the next generation of innovation.

Investors can reserve their free shares by registering at www.destiny.xyz/beta. For important information and terms associated with investing in the fund, please visit www.destiny.xyz/tech100 and www.destiny.xyz/faq. Specific details regarding the #claimyourshare initiative and how to participate can be found by visiting www.destiny.xyz/terms To ensure that the #claimyourshare initiative has maximum impact, D/XYZ is leveraging partnerships with unicorn founders, top-tier investors, and prominent figures in sports and entertainment to amplify the initiative’s reach and impact.

The claim your share giveaway will end on Saturday March 16th, so #claimyourshare today.

About D/XYZ

Destiny XYZ Inc. (D/XYZ) is a pioneering investment firm that is reshaping the landscape of investment by making it more accessible, transparent, and equitable. With a focus on innovation and impact, Destiny XYZ provides access to investment opportunities that were previously out of reach for the average investor, empowering them to be a part of the success stories of tomorrow’s leading companies.

About Destiny Tech100

D/XYZ’s flagship offering, the Destiny Tech100, intends to be a publicly-listed portfolio of 100 of the top venture-backed private technology companies, providing everyday investors access to many of the world’s most exciting private businesses.

Current Tech100 holdings include: SpaceX, OpenAI, Epic Games, Discord, Superhuman, and Stripe. See the fund website www.destiny.xyz/tech100 for a list of current holdings and fund information.

Learn more by visiting: www.destiny.xyz.

Contact

Robert Blecher

press@destiny.xyz

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The Destiny Tech100 will be an exchange-listed portfolio of 100 of the top private tech companies. Current holdings include SpaceX, OpenAI, Discord, and Stripe.

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